[WELLS FINANCIAL CORP. LETTERHEAD]

March 17, 1997

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Wells Financial Corp., we invite you to attend the Annual Meeting of Stockholders to be held at the office of Wells Financial Corp. at 53 First Street, S.W., Wells, Minnesota on Wednesday, April 16, 1997, at 4:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

      Whether or not you plan to attend the Meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/Lawrence H. Kruse
                                          Lawrence H. Kruse
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------
                             WELLS FINANCIAL CORP.
                             53 FIRST STREET, S.W.
                           WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 16, 1997
--------------------------------------------------------------------------------


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Wells Financial Corp. (the "Company") will be held at the Company's office at 53 First Street, S.W., Wells, Minnesota on April 16, 1997, at 4:00 p.m. local time. The Meeting is for the purpose of considering and acting upon:

     1. The election of two directors of the Company; and

     2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors is not aware of any other business to come before the Meeting.

      Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 3, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Wallace J. Butson
                                    Wallace J. Butson, Secretary

Wells, Minnesota
March 17, 1997


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PROXY STATEMENT
                                      OF
                             WELLS FINANCIAL CORP.
                             53 FIRST STREET, S.W.
                            WELLS, MINNESOTA  56097
--------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                April 16, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    GENERAL
--------------------------------------------------------------------------------


      This Proxy Statement is furnished to the holders of the common stock, $0.10 par value per share ("Common Stock"), of Wells Financial Corp. (the "Company"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") that will be held at the office of the Company at 53 First Street, S.W., Wells, Minnesota, on April 16, 1997, at 4:00 p.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 17, 1997.

      At the Meeting, stockholders will consider and vote upon the election of two directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on March 3, 1997 ("Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 2,023,860 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit and such person may have his or her voting rights reduced below 10%. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

      As to the election of directors as stated in "Information with Respect to Nominees for Director and Directors Continuing in Office -- Election of Directors," the form of proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director and Directors Continuing in Office."


                                                                Percent of Shares of
                                        Amount and Nature of       Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership       Outstanding
------------------------------------    --------------------    ----------------

Wells Federal Bank, fsb Employee             140,000(1)               6.40%
Stock Ownership Plan
53 First Street, S.W.
Wells, Minnesota  56097

John Hancock Advisors, Inc.                  167,000(2)               9.70%
101 Huntington Avenue
Boston, Massachusetts  02119

Peter B. Cannell & Co., Inc.                 129,300(3)               6.21%
919 Third Avenue
New York, New York  10022

-------------
(1) The Bank's Employee Stock Ownership Plan ("ESOP") purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. See "Director and Executive Compensation -- Other Compensation -- Employee Stock Ownership Plan."
(2) Based on a Schedule 13G received by the Company dated February 4, 1997 on behalf of John Hancock Advisors, Inc. as well as John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., John Hancock Asset Management, and The Berkely Financial Group.
(3) Based on a Schedule 13G received by the Company dated February 10, 1997 on behalf of Peter B. Cannell & Co., Inc.

--------------------------------------------------------------------------------
               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

      Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1996.

--------------------------------------------------------------------------------
                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND
                           DIRECTORS CONTINUING IN OFFICE
--------------------------------------------------------------------------------

Election of Directors

      The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. Two directors will be elected at the Meeting, to serve for three-year terms, as noted below, or until their respective successors have been elected and qualified.

      Lawrence H. Kruse and Gerald D. Bastian have been nominated by the Board of Directors to serve as directors. Messrs. Kruse and Bastian are currently members of the Board. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.


                                         Year First      Current        Shares of Common Stock
Name of Individual or                    Elected or      Term to       Beneficially Owned(3)(4)
Number of Persons in Group    Age(1)    Appointed(2)     Expire          Shares           %
--------------------------    ------    ------------     ------          ------        -------

                             BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Lawrence H. Kruse               64          1962           1997       20,237(5)(8)        1.0%
Gerald D. Bastian               56          1986           1997       13,893(6)(9)        0.7%
                                  DIRECTORS CONTINUING IN OFFICE

Richard Mueller                 47          1986           1998             8,802(7)(10)  0.4%
Wallace J. Butson               78          1959           1999            11,567(7)      0.6%
Joseph R. Gadola                66          1964           1999            23,187(7)(11)  1.1%
All directors and executive
officers of the Company as a
group (6 persons)                                                      80,466         3.9%

                                              (footnotes appear on next page)

(footnotes to table appearing on prior page)

-----------------------
(1)   At December 31, 1996.
(2) Refers to the year the individual first became a director of the Bank or the Company. All directors of the Bank became directors of the Company upon its formation in December 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals exercise sole voting and/or investment power, unless otherwise indicated.
(4)   Beneficial ownership as of the Voting Record Date.
(5)   Includes exercisable options to purchase 10,937 shares of Common Stock.
(6)   Includes exercisable options to purchase 3,462 shares of Common Stock.
(7) Excludes 140,000 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and shares held under the Management Stock Bonus Plan ("MSBP") for which such individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. Includes exercisable options to purchase 2,187 shares of Common Stock.
(8) Includes 750 shares owned by the spouse of Mr. Kruse, 64 shares held as custodian for minor children, and 2,211 shares awarded under the ESOP, which Mr. Kruse may be deemed to beneficially own.
(9) Includes 2,250 shares held in the individual retirement account ("IRA") of Mr. Bastian and 448 shares owned by the spouse of Mr. Bastian and 1,778 shares awarded under the ESOP, which Mr. Bastian may be deemed to beneficially own.
(10) Includes 300 shares held as custodian for minor children and 4,000 shares owned by Wells Drug Co., Inc. which is owned by Mr. Mueller, which Mr. Mueller may be deemed to beneficially own.
(11) Includes 20,125 shares that are held in the IRA of Mr. Gadola, which Mr. Gadola beneficially owns.

Executive Officers of the Company

      The following individuals were executive officers of the Company as of December 31, 1996:


       Name            Age (1)     Positions Held With The Company and Bank
       ----            -------     ----------------------------------------

Lawrence H. Kruse        64        President, Chief Executive Officer, and Director

Gerald D. Bastian        56        Vice President and Director

James D. Moll            46        Treasurer and Principal Financial and Accounting
                                   Officer

-----------
(1)   At December 31, 1996.

Biographical Information

     The principal business experience of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for at least the last five years.

     Lawrence H. Kruse has been the President, the Chief Executive Officer, and a director of the Company since its formation in December 1994. Mr. Kruse has been Chief Executive Officer of the Bank since 1964 and has been employed by the Bank since 1958. Mr. Kruse has been a director since 1962.

     Gerald D. Bastian has been the Vice President of the Bank since 1970 and a director of the Bank since 1986 and has been a Vice President and director of the Company since its formation in December 1994. Mr. Bastian is the Secretary/Treasurer of Valley Opportunities, Inc. and is a member of Hilltop Kiwanis, Southern Minnesota Realtors, Valley Industrial Development Corp., Mankato Chamber of Commerce, and Bethlehem Lutheran Church.

     Richard Mueller has been a director of the Bank since 1986 and of the Company since its formation in December 1994. Mr. Mueller is the sole owner of Wells Drug Co., Inc. Mr. Mueller has served as a member of the local school board as well as a member of the Wells Chamber of Commerce. Mr. Mueller is a first cousin of Mr. James D. Moll, an executive officer of the Company.

     Wallace J. Butson has been a director of the Bank since 1959 and of the Company since its formation in December 1994. Mr. Butson has also served as the Secretary of the Bank since 1986 and of the Company since 1994. Mr. Butson serves as President of Wells Insurance Agency, the Bank's subsidiary, and is a retired veterinarian.

     Joseph R. Gadola has been a director of the Bank since 1964 and of the Company since its formation in December 1994. Mr. Gadola is the sole owner of a general practice law firm and is the attorney for the Bank and the City of Wells, Minnesota. Mr. Gadola is a member of the Wells Chamber of Commerce and serves on the Board of Directors of Wells Cemetery Association.

     James D. Moll has been, since December 1994, the principal financial and accounting officer of the Company and the Bank and, since February 1995, the Treasurer of the Company and the Bank. Prior to December 1994, Mr. Moll was an employee of the Bank's subsidiary, Wells Insurance Agency ("WIA"). Mr. Moll has been managing WIA for more than five years. Mr. Moll is a first cousin of Mr. Richard Mueller, a director of the Company and the Bank.

Nominations for Directors

      Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

      Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall include all the information required as set forth in the Articles. At the request of the board of directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

      The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of this Article, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

      The Board of Directors conducts its business through meetings of the Board and through activities of its committees. Each member of the Board of Directors also currently serves as a member of the board of directors of the Bank, which meets monthly and may have special meetings. All committees act for both the Company and the Bank.

      During the year ended December 31, 1996, the Board of Directors of the Company held 12 regular meetings and 1 special meeting. During the year ended December 31, 1996, the Board of Directors of the Bank held 12 regular meetings and 1 special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and the committees on which such director served during the year ended December 31, 1996.

      The Audit Committee of the Company is responsible for overseeing the Company's internal audit procedures and external audit engagement. The members of the Audit Committee are Messrs. Gadola, Butson, and Mueller. This standing committee met once during 1996. In addition, the full Board of Directors reviews the audit report.

      The Nominating Committee of the Company recommends nominees for election as directors to the Board of Directors. The Nominating Committee, a non-standing committee, which met one time during 1996, consists of the entire Board of Directors. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders.

      The Compensation Committee, a standing committee, consists of the present members of the Board of Directors of the Bank and the Company. Executive Officers of the Company or the Bank do not participate in matters involving their compensation. Mr. Kruse, a member of the committee, serves as President and Chief Executive Officer of the Company and the Bank. Mr. Gadola, a member of the committee, is an attorney in Wells, Minnesota who handles various legal matters for the Bank. The Bank believes that transactions with Mr. Gadola's firm are on terms substantially the same, or at least as favorable to the Bank, as those that would be provided to a non-affiliate. Mr. Bastian, a member of the committee, is a Vice President of the Company and the Bank and a branch manager of the Bank.

--------------------------------------------------------------------------------
                     DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

      Members of the Board of Directors of the Company are not compensated by the Company for serving as a director. However, during 1996, each member of the Board of Directors of the Bank received a fee of $800 per month regardless of attendance at Board meetings. For 1996, non-employee directors received $100 per meeting for Audit and ESOP Committee meetings. For the year ended December 31, 1996, total director fees paid to directors were $48,300.

      In 1995, non-employee Directors Butson, Gadola, and Mueller each received options to purchase 10,935 shares of Common Stock. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. The options granted to the above named directors vested 20% on November 15, 1996 and will continue to vest 20% annually from such date. In 1995, non-employee Directors Butson, Gadola, and Mueller each received 4,375 shares of restricted stock. The restricted stock granted to the above name directors vested 20% on November 15, 1996 and will continue to vest 20% annually from such date.

Executive Compensation

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company for the years ended December 31, 1996, 1995, and 1994. Except as set forth below, no executive officer of the Bank or the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                           Long Term Compensation
                              Annual Compensation(1)                      Awards
                         --------------------------------- -----------------------
                                                                       Securities
                                                           Restricted  Underlying       All
Name and                                   Other Annual     Stock     Options/SARs    Other
Principal PositionYear     Salary   Bonus  Compensation(2) Award($)(3)     (#)      Compensation(5)
----------------------     ------   -----  --------------- ----------- -----------  ---------------

Lawrence H. Kruse 1996   $107,000  $2,280      $9,600          $ 0          0         $18,548
President and Chie1995   $104,000  $1,750      $8,580       $240,625(4)  54,685       $14,923
Executive Officer 1994   $100,884  $1,749      $8,220           0           0         $ 5,602


--------------
(1)  All compensation set forth above was paid by the Bank.
(2) Includes director's fees. There were no (a) perquisites totalling more than the lesser of $50,000 or 10% of any of such individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) As of December 31, 1996, Mr. Kruse had 17,500 shares of restricted stock which had a value of $229,688 (based on the closing market price of $13.125 on December 31, 1996).
(4) Represents 21,875 shares of Common Stock awarded under the MSBP that are valued based upon a closing market price of $11.00 per share as of the date of the award. Dividends, if any, are paid on restricted stock awarded.
(5) Consists of $0, $0 and $946 of contributions by the Bank to the Bank's 401(k) plan and $3,432, $3,269 and $4,656 of health, life, and disability insurance premiums paid on behalf of the executive for the years ended
     December 31, 1996, 1995, and 1994, respectively. For the years ended December 31, 1996 and 1995, the amount includes an allocation of 1,151.68 and 1,059.42 shares under the ESOP, valued at the closing market price of $13.125 per share on December 31, 1996 and $11.00 per share on December 31, 1995, respectively.

Other Compensation

      Employee Stock Ownership Plan. The Bank established the ESOP for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and have attained the age of 21. The Board of Directors has appointed directors Gadola, Mueller, and Butson to the ESOP Committee to administer the ESOP. Directors Gadola, Mueller, and Butson also serve as ESOP Trustees. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties.

      1995 Stock Option Plan. The Board of Directors adopted the 1995 Stock Option Plan (the "Option Plan"), which was approved by stockholder at the special meeting of stockholders held on November 15, 1995.




                 OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

----------------------------------------------------------------------------------------------
                                                Number of Securities
                                                Underlying Unexercised       Value of Unexercised
                       Shares                       Options/SARs             in-the-Money Options/SARs
                    Acquired on      Value       at Fiscal Year-End          at Fiscal Year-End(1)
                      Exercise      Realized             (#)                         ($)
       Name             (#)           ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
------------------  ------------   ---------   --------------------------   --------------------------

Lawrence H. Kruse       0             $0            10,937  /  43,748            $23,241/$92,965



-----------------
(1) Based upon an exercise price of $11.00 per share and the closing market price of $13.125 as of December 31, 1996.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

      The Bank had no "interlocking" relationships existing on or after January 1, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the board of directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of board of directors of the Bank.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to executive officers, directors, employees, or immediate family members or affiliates thereof. All the loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral) that apply to the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. Loans by the Bank to its directors and executive officers are subject to Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. The Bank's affiliates must qualify for any loans on the same terms and conditions that apply to other customers.

      Mr. Joseph R. Gadola, a director of the Bank and the Company, is an attorney in Wells, Minnesota who handles various legal matters for the Bank. The Bank believes that transactions with Mr. Gadola's firm are on terms substantially the same, or at least as favorable to the Bank, as those that would be provided to a non-affiliate.

--------------------------------------------------------------------------------
                                    AUDITORS
--------------------------------------------------------------------------------

      McGladrey & Pullen, LLP was the Company's auditors for 1996. The Board of Directors has approved the selection of McGladrey & Pullen, LLP as its auditors for the 1997 fiscal year. A representative of McGladrey & Pullen, LLP is not expected to be present at the Meeting and will, therefore, be unable to respond to stockholders' questions or make a statement.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

      The Company's Annual Report to Stockholders for the year ended December 31, 1996, including financial statements, will be mailed on March 17, 1997 to all stockholders of record as of the Voting Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy, without cost, by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

      Upon written request, the Company will furnish without charge (excluding exhibits) to any stockholder a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996. Upon written request, and the payment of a copying charge of $0.10 per page, the Company also will furnish any exhibits to the Annual Report on Form 10-KSB. All requests should be directed to Wallace J. Butson, Secretary, Wells Financial Corp., 53 First Street, S.W., P.O. Box 310, Wells, Minnesota 56097-0310.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 53 First Street, S.W., Wells, Minnesota 56097, no later than November 17, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Wallace J. Butson
                                    Wallace J. Butson, Secretary

Wells, Minnesota
March 17, 1997

                                                                       ANNEX A

--------------------------------------------------------------------------------
                              WELLS FINANCIAL CORP.
                              53 FIRST STREET, S.W.
                             WELLS, MINNESOTA 56097
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 16, 1997
--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of Wells Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office, 53 First Street, S.W., Wells, Minnesota on Wednesday, April 16, 1997, at 4:00 p.m. and at any and all adjournments thereof, as follows:

                                                    FOR       WITHHELD
                                                    ---       --------

1.     The election as director of all nominees     |_|         |_|
       listed below, each for a 3 year term:

       Lawrence H. Kruse
       Gerald D. Bastian

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

         -------------------------------------------------------------

       The Board of Directors recommends a vote "FOR" the above listed proposition.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting and a Proxy Statement dated March 17, 1997.

                                          Please check here if you
Dated:                , 1997        |_|   plan to attend the Meeting.
       ---------------



-----------------------------------       --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER



-----------------------------------       --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                     APPENDIX

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.       )



Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials

[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             Wells Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

       (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:
--------------------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3) Filing Party:
--------------------------------------------------------------------------------
       (4) Date Filed:
--------------------------------------------------------------------------------